UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2010

Apricus Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6330 Nancy Ridge Drive, Suite 103, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 222-8041

NexMed, Inc.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.03        Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 10, 2010, Apricus Biosciences, Inc. (formerly NexMed, Inc.) (the “Company”) filed with the Nevada Secretary of State a Certificate of Amendment to its Articles of Incorporation (the “Certificate of Amendment”) for the purpose of changing the Company’s name from NexMed, Inc. to Apricus Biosciences, Inc.  The name change was approved at a special meeting of stockholders held on September 10, 2010, as described below under Item 5.07.  Also on September 10, 2010, the Company amended and restated its bylaws for the purpose of reflecting the name change.  The Certificate of Amendment and the Amended and Restated Bylaws of the Company are attached hereto as Exhibits 3.1 and 3.2, respectively.

Commencing on September 14, 2010, the Company expects the trading symbol for its common stock, which is currently listed on the NASDAQ Capital Market, to change from NEXM to APRI.  The change in trading symbol is related solely to the change in corporate name described above.

Item 5.07        Submission of Matters to a Vote of Security Holders.

On September 10, 2010, the Company held a special meeting of stockholders to: (i) amend the Company’s Articles of Incorporation to change the name of the Company from NexMed, Inc. to Apricus Biosciences, Inc., and (ii) amend the Company’s Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance from 18,000,000 shares to 75,000,000 shares.

The number of shares of common stock entitled to vote at the special meeting was 11,437,128.  The number of shares of common stock present or represented by valid proxy at the special meeting was 8,186,552.  All matters submitted to a vote of our stockholders at the special meeting were approved.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(i)           Amendment to the Company’s Articles of Incorporation to change the name of the Company.

Stockholders approved an amendment to the Company’s Articles of Incorporation to change the name of the Company from NexMed, Inc. to Apricus Biosciences, Inc.  The results of the voting included 7,822,925 votes for, 314,764 votes against, and 48,863 votes abstained.

There were no broker non-votes regarding this proposal.

(ii)           Amendment of the Company’s Articles of Incorporation to increase the authorized number of shares of Common Stock.

Stockholders approved an amendment to the Company’s Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance from 18,000,000 shares to 75,000,000 shares.   The results of the voting included 6,116,932 votes for, 2,024,835 votes against, and 44,785 votes abstained.

There were no broker non-votes regarding this proposal.

Item 9.01        Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1 3.2	Certificate of Amendment to Articles of Incorporation Amended and Restated Bylaws

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apricus Biosciences, Inc.

By:	/s/ Mark Westgate
Name: Mark Westgate
Title: Vice President and Chief Financial Officer

Date: September 10, 2010